EARNINGS PER SHARE (EPS) (Tables)	12 Months Ended
Dec. 31, 2016
Weighted average number of shares outstanding:
Schedule of Earnings per Share
	Year ended December 31,
	2016	2015	2014
Numerator for EPS:
Net income	$62	$5,849	$1,432
Denominator for EPS:
Weighted average shares outstanding – basic	8,828,444	8,808,344	8,805,495
Dilutive shares	2,320	2,345	21,047
Weighted average shares outstanding – diluted	8,830,764	8,810,689	8,826,542
EPS:
Basic and diluted	$0.01	$0.66	$0.16